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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 8, 2007

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

            Utah                      000-29217                  87-0412110
       ---------------                ---------                  ----------
       (State or other               (Commission               (IRS Employer
jurisdiction of incorporation)       File Number)             Identification)


                  16106 HART STREET, VAN NUYS, CALIFORNIA 91406
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

                                 Not Applicable
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (we or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 8, 2007, we completed the sale of $960,500 of convertible promissory notes to 16 accredited investors. The notes have a six month term, accrue interest at 10% and are secured by the assets of the Company. The notes are convertible, at the option of the holder, into the same securities issued by the Company in (and on the same terms and conditions pari passu with the investors in) any offering of its securities that results in gross proceeds to the Company of at least $3,000,000. Upon conversion, the holder is entitled to receive, as a conversion incentive, additional securities equal to 20% of the aggregate principal value plus accrued interest converted. Among those participating in this transaction were Nolan Bushnell, our Chief Executive Officer, who invested $125,000 and Dennis Nino, Mr. Bushnell's brother-in-law, who invested $125,000.

We are using the proceeds from this transaction for working capital purposes.

The form of convertible promissory note is incorporated herein by reference to exhibit 4.1 to our Current Report on Form 8-K dated April 2, 2007.

The securities issued to these investors have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This announcement is not an offer to sell securities of uWink, Inc.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the form of convertible promissory incorporated herein by reference to exhibit 4.1 to our Current Report on Form 8-K dated April 2, 2007.




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Item 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

The information called for by this item is contained in Item 1.01, which is incorporated by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(a)  Exhibit 4.1       Form of Convertible Promissory Note - incorporated by
                       reference to exhibit 4.1 to our Current Report on Form
                       8-K dated April 2, 2007.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 8, 2007             uWink, Inc.
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                                By: /s/ Peter F. Wilkniss
                                    -----------------------
                                    PETER F. WILKNISS
                                    Chief Financial Officer